SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported):  November 2, 2001
                                                      ----------------


                        General DataComm Industries, Inc.
               (Exact Name of Registrant as Specified in Charter)


   Delaware                            1-8086                   06-0853856
   --------                            ------                   ----------
(State or Other Jurisdiction         (Commission              (IRS Employer
   of Incorporation)                 File Number)          Identification No.)


        Middlebury, Connecticut                               06762-1299
        -----------------------                               ----------
   (Address of Principal Executive Offices)                  (Zip Code)



         Registrant's telephone number, including area code (203) 758-1811
                                                            --------------



                                    N /A
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.   Other Events

As previously disclosed, the Company has not been in compliance with the terms of its primary Loan Agreement. Furthermore, the Company reported that it received notice from its primary lenders that such lenders would not commit to make further advances to the Company.

The Company does not have another source of capital available to fund its operations. Accordingly, the Company and its domestic subsidiaries have filed voluntary petitions for relief pursuant to Chapter 11 of the Bankruptcy Code (11U.S.C.S101 et seq.) in the United States Bankruptcy Court for the District of Delaware.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           General DataComm Industries, Inc.
                                           ---------------------------------
                                                    (Registrant)


                                           By:  /S/  WILLIAM G. HENRY
						----------------------------
                                                   William G. Henry
                                                   Vice President and
                                                   Principal Financial Officer


Dated:  November 2, 2001














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